PROJECT IMPACTS

(1984–PRESENT*)

$48.0	$20.4	$6.4
Billion	Billion	Billion
total economic Benefits	personal income including wages and benefits, with $10.5 billion for construction workers	tax revenues ($2.0 billion state/local and $4.4 billion federal)

209.4	239.2	130.3
Million	Thousand	Thousand
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	848	1,706,800
Bricklayers (including tile setters)	6,246	12,564,090
Carpenters	18,966	38,129,090
Cement Masons	3,875	7,790,530
Electrical Workers	15,848	31,860,380
Elevator Constructors	886	1,779,190
Insulators	1,275	2,563,690
Ironworkers	2,820	5,672,690
Laborers	14,059	28,256,570
Operating Engineers	3,801	7,639,670
Other	7,576	15,229,090
Painters	8,187	16,461,890
Plumbers	11,465	23,049,600
Roofers	3,332	6,700,740
Sheet Metal Workers	3,346	6,726,420
Teamsters	1,630	3,276,040
Grand Total	104,161	209,406,500

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.